Exhibit 10.17

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

(HILLSBORO ENERGY LLC)

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 27, 2011 by and among HILLSBORO ENERGY LLC, as borrower (“Borrower”), THE UNDERSIGNED LENDER, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent (formerly known as Calyon New York Branch, and, in such capacity, together with its successors appointed pursuant to Section 11.7 of the Credit Agreement, “Administrative Agent”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME, in its capacity as Hermes Agent (formerly known as CALYON Deutschland Niederlassung einer französischen Societé Anonyme, and, in such capacity, together with its successors appointed pursuant to Section 11.7 of the Credit Agreement, “Hermes Agent”), and, solely for purposes of the agreement and acknowledgement set forth in Section 4, FORESIGHT RESERVES, LP (“Foresight Reserves”). This Amendment is made under that certain Credit Agreement, dated as of May 14, 2010 (as amended by the First Amendment to Credit Agreement dated as of June 17, 2010, the Second Amendment to Credit Agreement dated as of August 4, 2010 and the Third Amendment to Credit Agreement dated as of September 24, 2010, but prior to giving effect to this Amendment, the “Credit Agreement”), by and among Borrower, the Lenders from time to time parties thereto, Administrative Agent and Hermes Agent. Capitalized terms used herein without definition shall have the meanings ascribed to them in Section 1.1 of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), and the interpretive provisions set forth in Section 1.2 of the Amended Credit Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.

RECITALS:

WHEREAS, Borrower has requested that the Lenders, Administrative Agent and Hermes Agent agree to amend the Credit Agreement as set forth herein in order to give effect to the concurrent replacement of (a) the guaranty provided by Foresight Reserves on the Closing Date (the “Replaced Foresight Guaranty”) with a guaranty provided by Foresight Energy, LLC (“Foresight Energy”), the direct parent of Borrower as of the Effective Date, substantially in the form attached as Exhibit A (the “Foresight Guaranty”), and (b) the equity contribution agreement entered into on the Closing Date under which Foresight Reserves is the contributor (the “Replaced Equity Contribution Agreement”) with an equity contribution agreement under which Foresight Energy is the contributor, substantially in the form attached hereto as Exhibit B (the “Equity Contribution Agreement”); and

WHEREAS, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the date hereof), Administrative Agent and Hermes Agent are willing to amend the Credit Agreement as provided herein subject to the terms and conditions herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 2, each of Borrower, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the Effective Date), Administrative Agent and Hermes Agent hereby agrees that:

(a)	The sixth recital of the Credit Agreement is amended and restated as follows:

“Foresight Energy, LLC (“Guarantor”), the direct owner of 100% of the Capital Stock of Borrower as of the Fourth Amendment Effective Date, has agreed to guarantee the payment and performance of the Obligations of Borrower.”

(b)	Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)	the following definitions therein are hereby amended and restated as follows:

(A)	““Equity Contribution Agreement” means the Equity Contribution Agreement, dated as of the Fourth Amendment Effective Date, by and among Guarantor, Borrower and Administrative Agent, substantially in the form attached to the Fourth Amendment.”;

(B)	““Fee Letter” means the letter agreement, dated as of the Execution Date, among Administrative Agent, Hermes Agent, Borrower and Foresight Reserves.”;

(C)	““Foresight Guaranty” means the Guaranty, dated as of the Fourth Amendment Effective Date, by Guarantor in favor of Administrative Agent and Hermes Agent, substantially in the form attached to the Fourth Amendment.”;

(D)	““Post-Closing Equity Contributions” means the cash common equity contributed to Borrower by Guarantor and/or Foresight Reserves (in either case, directly or indirectly) to fund a portion of the Contract Price on or after the Closing Date.”;

(E)	““Pre-Closing Equity Contributions” means the cash common equity contributed to Borrower by Foresight Reserves (directly or indirectly) to fund a portion of the Contract Price prior to the Closing Date, the aggregate amount of which is certified by Borrower in the Borrower Closing Date Certificate.”; and

(F)	““Solvency Certificates” means (a) a certificate, dated the Closing Date, of a Financial Officer of Borrower certifying that, as of the Closing Date, Borrower is Solvent and (b) a certificate, dated the Closing Date, of a Financial Officer of Foresight Reserves certifying that, as of the Closing Date, Foresight Reserves is Solvent.”;

(ii)	the following definitions are hereby inserted in proper alphabetical order therein:

(A)	““Foresight Reserves” means Foresight Reserves, LP.”;

(B)	““Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among Borrower, the Lenders from time to time parties thereto, Administrative Agent and Hermes Agent.”; and

(C)	““Fourth Amendment Effective Date” means May 27, 2011.”; and

(iii)	the definition of “ARS Loan” therein is hereby deleted in its entirety.

(c)	Section 6.1.8 of the Credit Agreement is hereby amended by replacing the reference therein to “Guarantor” with “Foresight Reserves”.

(d)	Section 9.1(b) of the Credit Agreement is hereby amended by replacing the words “Section 4.5” therein with the words “Sections 4.5 and 4.6”.

(f)	Section 10.1.3 of the Credit Agreement is hereby amended by replacing the words “4.5 and 4.6” therein with the words “4.5, 4.6, 4.7 and 4.8”.

(g)	Section 10.1.5 of the Credit Agreement is hereby amended by deleting the words “(a) an ARS Loan or (b)” in the proviso thereto.

2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the “Effective Date”) only upon satisfaction of the following conditions precedent:

(a)	the due execution and delivery of a counterpart signature page to this Amendment by each of Borrower, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the date hereof), Administrative Agent and Hermes Agent;

(b)	the due execution and delivery of the Foresight Guaranty by Guarantor, Administrative Agent and Hermes Agent;

(c)	the delivery to Administrative Agent of legal opinions of (a) Bailey & Glasser LLP, counsel to the Credit Parties, and (b) Cahill Gordon & Reindel LLP, special New York counsel to the Credit Parties, each in form and substance reasonably satisfactory to Administrative Agent, and Borrower hereby requests the delivery of such legal opinions to Administrative Agent;

(d)	the delivery to Administrative Agent of:

(i)	copies of each Organizational Document of Guarantor, in form and substance reasonably satisfactory to Administrative Agent, executed and delivered by Guarantor and certified as of the Effective Date by a Responsible Officer of Guarantor as being in full force and effect without modification or amendment;

(ii)	signature and incumbency certificates of the Responsible Officer of Guarantor executing the Foresight Guaranty and the Equity Contribution Agreement;

(ii)	resolutions of the Board of Directors or similar governing body of Guarantor approving and authorizing the execution, delivery and performance of the Foresight Guaranty and the Equity Contribution Agreement, certified as of the Effective Date by a Responsible Officer of Guarantor as being in full force and effect without modification or amendment;

(iv)	a good standing certificate from the applicable Governmental Authority of Guarantor’s jurisdiction of formation and in each jurisdiction in which it is required to be qualified as a foreign limited liability company to do business, each dated a recent date; and

(v)	a certificate, dated the Effective Date, of a Financial Officer of Guarantor certifying that, as of the Effective Date, Guarantor is Solvent;

(e)	the receipt by the Administrative Agent of each of the consolidating (if requested) and consolidated audited and unaudited (as applicable) balance sheet and the related statements of income, stockholder’s equity and cash flow of Guarantor and its Subsidiaries for the fiscal year ended December 31, 2010 and the fiscal quarter ended March 31, 2011;

(f)	the receipt by Administrative Agent of an amendment to the Hermes Export Credit Guarantee Final Order relating to the change of Guarantor contemplated hereunder;

(g)	the receipt by each of Administrative Agent and Lender of all fees and other amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or under any other Credit Document; and

(h)	the representations and warranties set forth in Section 3 shall be true and correct as of the Effective Date in all material respects (except that the representation and warranty set forth in Section 3(g) shall be true and correct in all respects).

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that, as of the Effective Date:

(a)	Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement and the other Credit Documents;

(b)	the execution and delivery of this Amendment and the performance of the Amended Credit Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of Borrower;

(c)	the execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Credit Agreement and the other Credit Documents do not and will not violate any Applicable Law or any Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of Borrower’s properties or revenues pursuant to any Applicable Law or any such Contractual Obligation;

(d)	this Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(e)	no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Amendment;

(f)	no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default; and

(g)	the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects (except for any such representation or warranty that relates solely to a specific date, in which case, such representation or warranty was true and correct in all material respects as of such date).

4. TERMINATION OF REPLACED FORESIGHT GUARANTY AND REPLACED EQUITY CONTRIBUTION AGREEMENT. The parties hereto agree and acknowledge that, concurrently with the effectiveness of this Amendment, the Foresight

Guaranty and the Equity Contribution Agreement on the Effective Date, the Replaced Foresight Guaranty and the Replaced Equity Contribution Agreement shall terminate and be of no further force and effect except to evidence any obligations of Foresight Reserves incurred prior to giving effect to such termination on the Effective Date (and any such obligations shall remain enforceable as against Foresight Reserves notwithstanding such termination).

5. CONTINUING EFFECT; NO WAIVER. All of the terms and provisions of the Credit Agreement and the other Finance Documents are and shall remain in full force and effect and are hereby ratified and confirmed. The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver, amendment or other modification of (a) any provision of any Finance Document or (b) any right, power or remedy of Administrative Agent, Hermes Agent or Lender under any Finance Document, including rights, powers and remedies arising out of or relating to any existing Defaults or Events of Default. No course of dealing and no failure or delay by Administrative Agent, Hermes Agent or Lender in exercising any right, power or remedy under any Finance Document shall operate as a waiver thereof or otherwise prejudice the rights, powers or remedies of Administrative Agent, Hermes Agent or Lender. From and after the date hereof, all references to the “Credit Agreement” contained in the Finance Documents shall be deemed to refer to the Amended Credit Agreement (as the same may be further amended, supplemented or modified from time to time).

6. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate nor render unenforceable such provision in any other jurisdiction.

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. WAIVER OF JURY TRIAL. BORROWER AND EACH LENDER PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

9. COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall have the same effect as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HILLSBORO ENERGY LLC,
as Borrower

By:	Foresight Management LLC, in its capacity as Manager

By:	/s/ Donald R. Holcomb
Name:	Donald R. Holcomb
Title:	Authorized Person

FOURTH AMENDMENT TO CREDIT AGREEMENT

(HILLSBORO ENERGY LLC)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrative Agent

By:	/s/ Thomas W. Boylan
Name:	Thomas W. Boylan
Title:	Director

By:	/s/ Ted Vandermel
Name:	Ted Vandermel
Title:	Director

FOURTH AMENDMENT TO CREDIT AGREEMENT

(HILLSBORO ENERGY LLC)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME,
as Hermes Agent

By:	/s/ Jörg Redeker
Name:	Jörg Redeker
Title:	Director Export & Trade Finance

By:	/s/ Imad URF
Name:	Imad URF
Title:	Head of Export & Trade Finance

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME , as Lender

By:	/s/ Jörg Redeker
Name:	Jörg Redeker
Title:	Director Export & Trade Finance

By:	/s/ Imad URF
Name:	Imad URF
Title:	Head of Export & Trade Finance

FOURTH AMENDMENT TO CREDIT AGREEMENT

(HILLSBORO ENERGY LLC)

Solely for purposes of Section 4:

FORESIGHT RESERVES, LP

By:	Insight Resource LLC, in its capacity as General Partner

By:	Cline Resource and Development Company, in its capacity as Manager

By:	/s/ Donald R. Holcomb
Name:	Donald R. Holcomb
Title:	Authorized Person

FOURTH AMENDMENT TO CREDIT AGREEMENT

(HILLSBORO ENERGY LLC)